UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2006

GEORGIA EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

333-133759

(Commission File Number)

Nevada	98-0489324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
4095 Quesnel Drive Vancouver, British Columbia, Canada	V6L 2X4
(Address of principal executive offices)	(Zip Code)

(604) 264-7901

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to the Articles of Incorporation or Bylaws

On August 21, 2006, Georgia Exploration, Inc. (the “Company”) effected a forward split of the Company’s common stock on a 1 existing share for 12 new shares basis pursuant to Nevada State Law.  The forward split was done by way of Certificate of Change to the authorized shares of the Company effective August 21, 2006.  The authorized shares of the Company were increased from 100,000,000 with a par value of $0.001 per share to 1,200,000,000 with a par value of $0.001 per share, and the number of issued shares were increased from 2,303,750 to 27,645,000.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

(3)(i)  Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Georgia Exploration, Inc.
Date	August 23, 2006	(Registrant)
/s/ Shaheen Jivraj-Sangara
(Signature)